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                                                                    EXHIBIT 25.1



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM T-1

                   STATEMENT OF ELIGIBILITY AND QUALIFICATION
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                                   ----------

                       HARRIS TRUST COMPANY OF CALIFORNIA
               (Exact name of trustee as specified in its charter)

      California                                                  94-0304530
(State of incorporation                                        (I.R.S. employer
if not a national bank)                                      Identification No.)

                      601 South Figueroa Street, 49th Floor
                          Los Angeles, California 90017
                    (Address of principal executive offices)

              Esther Cervantes, Harris Trust Company of California
                      601 South Figueroa Street, 49th Floor
                          Los Angeles, California 90017
                                 (213) 239-0675
           (Name, address and telephone number for agent for service)

                                   ----------

                             APPLIED MATERIALS, INC.
               (Exact name of obligor as specified in its charter)

          Delaware                                               94-1655526
(State or other jurisdiction of                               (I.R.S. employer
incorporation or organization)                               identification No.)

                               3050 Bowers Avenue
                          Santa Clara, California 95054
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (408) 727-5555

                              ---------------------

                             SENIOR DEBT SECURITIES
                       (Title of the indenture securities)


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                                     GENERAL

Item 1. General Information.

     Furnish the following information as to the Trustee:

    (a) Name and address of each examining or supervisory authority to which it is subject.

        Department of Financial Institutions    Federal Reserve Bank of San Fancisco
        111 Pine Street                         101 Market Street
        Suite 1100                              San Francisco, California  94105
        San Francisco, California 94104


     (b) Whether it is authorized to exercise corporate trust powers.

         Yes.


Item 2.  Affiliations with Obligor.

         If the obligor is an affiliate of the Trustee, describe each affiliation.

         None.



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Item 16.      List of Exhibits.

      Exhibit T-1A.   A copy of the articles of association of Trustee as
                      presently in effect: Restated Articles of Incorporation and Amendment of February 9, 1994.

                      Exhibit T-1A is incorporated herein by reference to S.E.C. File No. 33-54627 of the Registration Statement of FirstFed Financial Corp. Exhibit T-1A.

      Exhibit T-1B.   A copy of the certificate of authority of the Trustee to
                      commence business, if not contained in the articles of association: Certificate of Authorization to transact business.

                      Exhibit T-1B is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1B.

      Exhibit T-1C.   A copy of the authorization of the Trustee to exercise
                      corporate trust powers, if such authorization is not contained in the documents specified in paragraph (1) and
                      (2) above: Contained in Exhibits T-1A and T-1B above.

      Exhibit T-1D.   Copy of the existing bylaws of the Trustee or instruments
                      corresponding thereto: By-Laws of Harris Trust Company of California as of April 27, 1995, as presently in effect.

                      Exhibit T-1D is incorporated herein by reference to S.E.C. File No. 333-2688 of the Registration Statement of Western Wireless Corporation Exhibit T-1D.

      Exhibit T-1E.   A copy of each indenture referred to in Item 4, if obligor is in default.

                      Not Applicable.

      Exhibit T-1F.   The consents of United States institutional trustees
                      required by Section 321 of the Act: Consent dated as of January, 1994.

                      Exhibit T-1F is incorporated herein by reference to S.E.C. File No. 33-69382 of the Registration Statement of Pacific Gulf Properties, Inc. Exhibit T-1F.

      Exhibit T-1G.   A copy of the latest report of condition of the Trustee
                      published pursuant to law or the requirement of its supervising or examining authority: Trust Company
                      Consolidated Report of Condition provided to the Department of Financial Institutions for the period ending
                      June 30, 1997.

                      Exhibit T-1G is incorporated herein by reference to S.E.C. File No. 333-34469 of the Registration Statement of The Gap, Inc. Exhibit T-1G.

      Exhibit T-1H.   A copy of any order pursuant to which the foreign trustee
                      is authorized to act as sole trustee under the indentures qualified or to be qualified under the Act.

                      Not Applicable.

      Exhibit T-1I.   Foreign trustees are required to file a consent to service of process on Forms F-X.

                      Not Applicable.

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                                   SIGNATURES


           Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Harris Trust Company of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on August 27, 1997.


                                       HARRIS TRUST COMPANY OF
                                       CALIFORNIA




                                       By /S/ ESTHER CERVANTES
                                          -------------------------------
                                              Esther Cervantes
                                          Assistant Vice President